MUNIYIELD
INSURED
FUND, INC.








FUND LOGO








Semi-Annual Report

April 30, 1997




Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYI



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Insured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield Insured Fund, Inc.



TO OUR SHAREHOLDERS

For the six-month period ended April 30, 1997, the Common Stock of MuniYield Insured Fund, Inc. earned $0.463 per share income dividends, which included earned and unpaid dividends of $0.077. This represents a net annualized yield of 6.22%, based on a month-end per share net asset value of $15.01. Over the same period, the total investment return on the Fund's Common Stock was +1.01%, based on a change in per share net asset value from $15.52 to $15.01, and assuming reinvestment of $0.464 per share income dividends and $0.153 per share capital gains distributions.

The average yields of the Fund's Auction Market Preferred Stock for the six months ended April 30, 1997 were as follows: Series A, 3.65%; Series B, 3.66%; Series C, 3.66%; Series D, 3.60%; Series E, 3.89%; Series F, 3.64%; and Series G, 3.29%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six-month period ended April 30, 1997. By mid-January 1997, municipal bond yields rose to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue, and that the increase in short-term interest rates by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week in April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. During the six months ended April 30, 1997, approximately $90 billion in long-term tax-exempt bonds was under-written, a decline of over 6% compared to the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance compared to the three-month period ended April 30, 1996. Overall investor demand remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand increased whenever tax-exempt bond yields approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently were generally underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the six-month period ended April 30, 1997, we maintained our portfolio strategy of purchasing higher-quality, current coupon, income-oriented securities with extended call protection in high-tax states, and selling short call bonds. Throughout the April period, the municipal market continued to exhibit price volatility, and we took advantage of investment opportunities as they became available.

Looking forward, recent economic data indicates that the economy is growing at an above-trend pace with no sign that a slowdown is imminent. Therefore, we will implement a slightly more defensive portfolio structure for the near term by increasing the Fund's cash reserves and reducing the maturity duration.

In Conclusion
We appreciate your ongoing interest in MuniYield Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(William R. Bock)
William R. Bock
Vice President and Portfolio Manager


June 9, 1997



PROXY RESULTS

During the six-month period ended April 30, 1997, MuniYield Insured
Fund, Inc. Common Stock shareholders voted on the following
proposals. The proposals were approved at a shareholders' meeting on
December 12, 1996. The description of each proposal and number of shares voted are as follows:
                                                              Shares Voted         Shares Voted        Shares Voted
                                                                  For                 Against             Abstain
1.To consider and act upon a proposal to approve the
  Agreement and Plan of Reorganization between the
  Fund and MuniYield Insured Fund II, Inc.                     25,041,790            815,963            1,540,327

                                                                       Shares Voted          Shares Voted
                                                                           For            Without Authority
2.To elect the Fund's Board of Directors:     Joe Grills                42,541,895            1,368,982
                                              Robert S. Salomon Jr.     42,540,987            1,369,890
                                              Stephen B. Swensrud       42,539,196            1,371,682
                                              Arthur Zeikel             42,527,689            1,383,189

                                                              Shares Voted         Shares Voted        Shares Voted
                                                                  For                 Against             Abstain
3.To consider and act upon a proposal to ratify
  the selection of Ernst & Young LLP as the
  independent auditors of the Fund to serve
  for the current fiscal year.                                 41,584,681            572,581            1,753,615


During the six-month period ended April 30, 1997, MuniYield
Insured Fund, Inc. Preferred Stock shareholders (Series A, B,
C, D and E) voted on the following proposals. The proposals
were approved at a shareholders' meeting on November 14, 1996.
The description of each proposal and number of shares voted
are as follows:
                                                              Shares Voted         Shares Voted        Shares Voted
                                                                  For                 Against             Abstain
1.To consider and act upon a proposal         Series A           1,356                   4                   23
  to approve the Agreement and Plan of        Series B           1,592                   0                    0
  Reorganization between the Fund and         Series C             673                   0                    1
  MuniYield Insured Fund II, Inc. as          Series D           1,459                   0                    0
  follows:                                    Series E           1,455                   0                  105

                                                                       Shares Voted          Shares Voted
                                                                           For             Without Authority
2.To elect the Fund's Board of Directors:
  Joe Grills, Walter Mintz, Robert S.         Series A                    2,172                    0
  Salomon Jr., Melvin R. Seiden,              Series B                    2,080                    0
  Stephen B. Swensrud and Arthur              Series C                    2,012                    9
  Zeikel as follows:                          Series D                    2,014                    0
                                              Series E                    3,271                    0

                                                              Shares Voted         Shares Voted        Shares Voted
                                                                  For                 Against             Abstain
3.To consider and act upon a proposal         Series A           2,134                  34                   4
  to ratify the selection of Ernst &          Series B           2,080                   0                   0
  Young LLP as the independent auditors       Series C           2,012                   0                   9
  of the Fund to serve for the current        Series D           2,014                   0                   0
  fiscal year as follows:                     Series E           3,266                   0                   5


PROXY RESULTS (concluded)

During the six-month period ended April 30, 1997, MuniYield Insured
Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on
December 12, 1996. The description of each proposal and number of shares voted are as follows:
                                                              Shares Voted         Shares Voted        Shares Voted
                                                                  For                 Against             Abstain
1.To consider and act upon a proposal to approve the
  Agreement and Plan of Reorganization between the
  Fund and MuniYield Insured Fund, Inc.                        9,220,359              256,401             494,724

                                                                       Shares Voted          Shares Voted
                                                                           For             Without Authority
2.To consider and act upon a proposal     Edward H. Meyer              15,726,264               457,020
  to elect the following persons as       Jack B. Sunderland           15,726,264               457,020
  Directors of the Fund:                  J. Thomas Touchton           15,724,074               459,210
                                          Arthur Zeikel                15,732,907               450,377


                                                              Shares Voted         Shares Voted        Shares Voted
                                                                  For                 Against             Abstain
3.To consider and act upon a proposal to ratify the
  selection of Ernst & Young LLP as the independent
  auditors of the Fund to serve for the current
  fiscal year.                                               15,580,177             153,184              449,424

During the six-month period ended April 30, 1997, MuniYield Insured
Fund II, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on
November 14, 1996. The description of each proposal and number of shares voted are as follows:
                                                              Shares Voted         Shares Voted        Shares Voted
                                                                  For                 Against             Abstain
1.To consider and act upon a proposal to
  approve the Agreement and Plan of
  Reorganization between the Fund and
  MuniYield Insured Fund, Inc. as             Series A           1,473                  40                  0
  follows:                                    Series B           1,151                   4                  6

                                                                       Shares Voted          Shares Voted
                                                                           For             Without Authority
2.To consider and act upon a proposal
  to elect the following persons as
  Directors of the Fund, Donald Cecil,
  M. Colyer Crum, Edward H. Meyer,
  Jack B. Sunderland, J. Thomas Touchton      Series A                    2,300                    0
  and Arthur Zeikel as follows:               Series B                    1,965                    0


                                                                       Shares Voted          Shares Voted
                                                                           For                  Against
3.To consider and act upon a proposal
  to ratify the selection of Ernst &
  Young LLP as the independent auditors
  of the Fund to serve for the current        Series A                    2,300                    0
  fiscal year as follows:                     Series B                    1,965                    0



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock share-holders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities accordingto the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
DATES  Daily Adjustable Tax-Exempt Securities
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
                  S&P     Moody's   Face                                                                         Value
State            Ratings  Ratings  Amount                          Issue                                       (Note 1a)
Alabama--0.6%    A1+      NR*    $ 1,900  Birmingham, Alabama, Medical Clinic Board Revenue Bonds
                                          (U.A.H.S.F.), VRDN, 4.40% due 12/01/2026 (a)                        $    1,900
                 AAA      Aaa      6,000  Huntsville, Alabama, Health Care Authority, Health Care
                                          Facilities Revenue Bonds, Series B, 6.625% due 6/01/2023 (d)             6,495

Alaska--1.6%     AAA      Aaa     21,775  Alaska State Housing Finance Corporation, Refunding,
                                          Series A, 5.875% due 12/01/2024 (d)(f)(i)                               21,323

Arizona--0.5%    A1+      VMIG1++    200  Apache County, Arizona, IDA, IDR (Tucson Electric Power--
                                          Springerville Project), VRDN, Series B, 4.55% due 12/15/2018 (a)           200
                 A1+      P1         600  Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                          Refunding (Arizona Public Service Company), VRDN, Series B,
                                          4.30% due 5/01/2029 (a)                                                    600
                 NR*      NR*      5,000  Mohave County, Arizona, IDA, IDR (North Star Steel Company
                                          Project), AMT, 6.70% due 3/01/2020                                       5,275
                 A1+      P1         200  Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont
                                          Mining Corporation), VRDN, 4.60% due 12/01/2009 (a)                        200
                 A1+      NR*        200  Tempe, Arizona, IDA, M/F Revenue Bonds (Elliots Crossing),
                                          VRDN, 4.60% due 10/01/2008 (a)                                             200

California--                              Anaheim, California, Public Financing Authority, Lease Revenue
17.8%                                     Bonds (Public Improvements Project), Senior Series A (e):
                 AAA      Aaa      5,250     6% due 9/01/2024                                                      5,496
                 AAA      Aaa      8,300     5% due 9/01/2027                                                      7,389
                 AAA      Aaa      1,500  California HFA, Home Mortgage Revenue Bonds, Series F,
                                          6% due 8/01/2017 (d)                                                     1,512
                 AAA      Aaa      1,595  California HFA, Housing Revenue Bonds, AMT, Series E,
                                          7% due 8/01/2026 (d)                                                     1,665
                 AA-      Aa       3,800  California HFA, Revenue Bonds, RIB, AMT, 9.112% due
                                          8/01/2023 (j)                                                            3,976
                 AA       Aa       5,000  California State Department of Water Resources, Water System
                                          Revenue Bonds (Central Valley Project), Series O, 5% due
                                          12/01/2022                                                               4,482
                 AAA      Aaa     10,000  California State, GO, Refunding, 5.25% due 6/01/2021 (b)                 9,352


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                  S&P     Moody's   Face                                                                         Value
State            Ratings  Ratings  Amount                          Issue                                       (Note 1a)
California                                California State Public Works Board, Lease Revenue Bonds:
(continued)      A        Aaa    $ 8,500     (Department of Corrections--California State Prison--
                                             Monterey County--Soledad II), Series A, 7% due
                                             11/01/2004 (g)                                                   $    9,757
                 AAA      Aaa      4,100     Refunding (Department of Corrections--California State
                                             Prison--Monterey County--Soledad II), Series B, 5.625%
                                             due 11/01/2019 (d)                                                    4,016
                 A        A        2,750     (Various California State University Projects), Series A,
                                             6.375% due 10/01/2019                                                 2,884
                 A        A1       4,000     (Various University of California Projects), Series B,
                                             6.625% due 12/01/2004 (g)                                             4,483
                 AAA      Aaa     11,085  California State, Various Purpose Bonds, 5.90% due
                                          3/01/2025 (b)                                                           11,133
                 AAA      Aaa      5,000  Contra Costa, California, Water District, Water Revenue
                                          Bonds, Series D, 6.375% due 10/01/2022 (b)                               5,235
                 AAA      Aaa      6,250  Fairfield, California, Water Revenue Refunding Bonds, 5.375%
                                          due 4/01/2017 (b)                                                        5,967
                                          Los Angeles, California, Harbor Department Revenue
                                          Bonds, AMT:
                 AAA      Aaa      4,000     RITR, Series RI-7, 8.692% due 11/01/2026 (d)(j)                       4,230
                 AAA      Aaa      6,330     Series B, 6.625% due 8/01/2019 (b)                                    6,669
                 AAA      Aaa      8,725     Series B, 6.625% due 8/01/2025 (b)                                    9,193
                 AAA      Aaa     15,000  Los Angeles County, California, Metropolitan Transportation
                                          Authority, Sales Tax Revenue Bonds (Proposition A--First Tier),
                                          Senior Series A, 6% due 7/01/2026 (d)                                   15,181
                 AAA      Aaa      5,000  Los Angeles County, California, Transportation Commission,
                                          Sales Tax Revenue Refunding Bonds, Series B, 6.50%
                                          due 7/01/2015 (c)                                                        5,348
                 AAA      Aaa      8,210  M-S-R Public Power Agency, California, Revenue Bonds
                                          (San Juan Project), Series E, 6.75% due 7/01/2011 (d)                    8,845
                 AAA      Aaa      2,190  Northern California Transmission Revenue Bonds (California--
                                          Oregon Transmission Project), Series A, 6.50% due 5/01/2016 (d)          2,350
                 AAA      Aaa      6,720  Port of Oakland, California, Port Revenue Bonds, AMT, Series G,
                                          5.50% due 11/01/2017 (d)                                                 6,426
                 AAA      Aaa      3,000  Sacramento, California, Municipal Utility District Electric
                                          Revenue Bonds, Series I, 6% due 1/01/2024 (d)                            3,030
                                          San Diego, California, Public Facilities Financing Authority,
                                          Sewer Revenue Bonds (c):
                 AAA      Aaa      5,000     5% due 5/15/2025                                                      4,474
                 AAA      Aaa     12,000     Series A, 5.25% due 5/15/2027                                        11,146
                 AAA      Aaa     22,480  San Francisco, California, Bay Area Rapid Transit District,
                                          Sales Tax Revenue Bonds, 5.50% due 7/01/2020 (c)                        21,569
                                          San Francisco, California, City and County Airports
                                          Commission, Revenue Bonds (International Airport), Second
                                          Series:
                 AAA      Aaa      6,000     AMT, Issue 6, 6.60% due 5/01/2024 (b)                                 6,329
                 AAA      Aaa      2,500     Issue 8B, 6.10% due 5/01/2025 (c)                                     2,541
                 AAA      Aaa     13,500     Issue 9B, 5.25% due 5/01/2020 (c)                                    12,580
                 AAA      Aaa      5,000  San Francisco, California, City and County, COP (San Francisco
                                          Courthouse Project), 5.875% due 4/01/2021 (e)                            4,990
                 AAA      Aaa     10,000  San Francisco, California, City and County Sewer Revenue
                                          Bonds, Series A, 5.95% due 10/01/2025 (c)                               10,039
                                          San Jose, California, Redevelopment Agency (Tax Allocation--
                                          Merged Area Redevelopment Project), Refunding (d):
                 AAA      Aaa      6,895     5.60% due 8/01/2019                                                   6,732
                 AAA      Aaa      5,000     5% due 8/01/2020                                                      4,452
                 AAA      Aaa      5,725     5.625% due 8/01/2025                                                  5,594


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                  S&P     Moody's   Face                                                                         Value
State            Ratings  Ratings  Amount                          Issue                                       (Note 1a)
California       AAA      Aaa    $ 2,000  Santa Clara County, California, Financing Authority, Lease
(concluded)                               Revenue Bonds (VMC Facility Replacement Project), Series A,
                                          6.75% due 11/15/2020 (b)                                            $    2,192
                                          Santa Rosa, California, Wastewater Revenue Refunding
                                          Bonds (c):
                 AAA      Aaa      3,000     Series A, 5.25% due 9/01/2016                                         2,873
                 AAA      Aaa      3,295     Series B, 6.125% due 9/01/2017                                        3,366
                 AAA      Aaa      5,000  University of California Revenue Bonds (Multiple Purpose
                                          Projects), Series D, 6.375% due 9/01/2024 (d)                            5,248

Colorado--1.4%   AA       Aa      14,500  Colorado Springs, Colorado, Utilities Revenue Bonds, Series A,
                                          6.10% due 11/15/2024                                                    14,848
                 AAA      Aaa      5,000  Denver, Colorado, City and County Airport, Revenue Refunding
                                          Bonds, Series D, 5.50% due 11/15/2025 (d)                                4,772
                 AAA      Aaa        105  Douglas County, Colorado, School District No. Re-1 (Douglas
                                          and Elbert Counties Improvement), Series A, 6.50%
                                          due 12/15/2016 (d)                                                         113

Connecticut--    AAA      Aaa     10,095  Connecticut State, HFA (Housing Mortgage Finance Program),
1.3%                                      Series B, 6.75% due 11/15/2023 (d)                                      10,530
                                          Connecticut State Health and Educational Facilities Authority
                                          Revenue Bonds (Nursing Home Program):
                 AA-      A1       5,000     (AHF/Hartford), 7.125% due 11/01/2024                                 5,551
                 AA-      A1       1,035     (AHF/Windsor Project), 7.125% due 11/01/2024                          1,149

Delaware--0.3%   AAA      Aaa      3,525  Delaware Transportation Authority, Transportation System
                                          Revenue Bonds, Senior Series, 7% due 7/01/2013 (c)                       3,904

District of      A1+      VMIG1++  1,200  District of Columbia Revenue Bonds (American Association for
Columbia--1.6%                            the Advancement of Science--Issue Project), VRDN, 4.40% due
                                          10/01/2022 (a)                                                           1,200
                 AAA      Aaa     20,100  Metropolitan Washington, DC, Virginia Airports Authority,
                                          General Airport Revenue Bonds, AMT, Series A, 6.625% due
                                          10/01/2019 (d)                                                          21,087

Florida--5.8%    AA-      VMIG1++ 13,400  Dade County, Florida, IDA, Exempt Facilities Revenue
                                          Refunding Bonds (Florida Power and Light Company), VRDN,
                                          4.30% due 6/01/2021 (a)                                                 13,400
                 AAA      Aaa      3,500  Dade County, Florida, School Board, COP, Series A, 5.50%
                                          due 5/01/2025 (b)                                                        3,337
                 AAA      Aaa     22,750  Dade County, Florida, Water and Sewer System Revenue Bonds,
                                          5.25% due 10/01/2026 (c)                                                21,174
                 AA       Aa       9,500  Gainesville, Florida, Utilities System Revenue Refunding Bonds,
                                          Series A, 5.20% due 10/01/2026                                           8,737
                 NR*      VMIG1++  5,600  Jacksonville, Florida, Health Facilities Authority, Hospital
                                          Revenue Refunding Bonds (Genesis Rehabilitation Hospital),
                                          VRDN, 4.40% due 5/01/2021 (a)                                            5,600
                 AAA      Aaa      9,940  Orange County, Florida, Tourist Development, Tax Revenue
                                          Bonds, Series B, 6.50% due 10/01/2019 (b)                               10,674
                 NR*      VMIG1++  4,100  Palm Beach County, Florida, Water and Sewer Revenue Bonds,
                                          VRDN, 4.60% due 10/01/2011 (a)                                           4,100
                 A-1      VMIG1++ 10,300  Pinellas County, Florida, Health Facilities Authority, Revenue
                                          Refunding Bonds (Pooled Hospital Loan Program), DATES,
                                          4.60% due 12/01/2015 (a)                                                10,300
                 A1+      VMIG1++  1,300  Saint Lucie County, Florida, Solid Waste Disposal Revenue
                                          Bonds (Florida Light and Power Company Project), VRDN, AMT,
                                          4.50% due 1/01/2027 (a)                                                  1,300

SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                  S&P     Moody's   Face                                                                         Value
State            Ratings  Ratings  Amount                          Issue                                       (Note 1a)
Georgia--1.9%    AAA      Aaa    $ 4,700  Albany, Georgia, Sewer System Revenue Bonds, 6.70% due
                                          7/01/2002 (d)(g)                                                    $    5,166
                 A-1      NR*        600  Burke County, Georgia, Development Authority, PCR,
                                          Refunding (Georgia Power Company--Plant Vogtle Project),
                                          VRDN, 4.35% due 9/01/2026 (a)                                              600
                 AAA      Aaa     10,000  Georgia Municipal Electric Authority, Power Revenue Bonds,
                                          Series EE, 6.40% due 1/01/2023 (b)                                      10,522
                 AAA      Aaa      6,500  Metropolitan Atlanta, Rapid Transportation Authority, Georgia,
                                          Sales Tax Revenue Bonds, Second Indenture, Series A, 6.90%
                                          due 7/01/2004 (d)(g)                                                     7,344
                 AAA      Aaa      2,000  Municipal Electric Authority, Georgia, Project One,
                                          Sub-Series A, 6.50% due 1/01/2026 (b)                                    2,125

Hawaii--1.8%                              Hawaii State Airports Systems Revenue Bonds, AMT, Second
                                          Series (d):
                 AAA      Aaa      6,000     7% due 7/01/2018                                                      6,499
                 AAA      Aaa     17,145     6.75% due 7/01/2021                                                  18,239

Illinois--7.9%   AAA      Aaa      7,000  Chicago, Illinois, Board of Education (Chicago School Reform),
                                          UT, 5.75% due 12/01/2020 (b)                                             6,849
                 AAA      Aaa      9,160  Chicago, Illinois, Midway Airport Revenue Bonds, AMT, Series A,
                                          6.25% due 1/01/2024 (d)                                                  9,343
                 AAA      Aaa      3,870  Chicago, Illinois, O'Hare International Airport, Special
                                          Facilities Revenue Bonds (International Terminal), AMT, 6.75%
                                          due 1/01/2018 (d)                                                        4,127
                 AAA      Aaa     12,000  Chicago, Illinois, Public Building Commission, Building Revenue
                                          Bonds, Series A, 6.50% due 1/01/2018 (d)(h)                             12,516
                 AAA      Aaa      6,000  Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                          6.375% due 1/01/2024 (d)                                                 6,248
                 AAA      Aaa     15,000  Cook County, Illinois, GO, UT, Series A, 6.60% due 11/15/2022 (d)       16,142
                                          Illinois Health Facilities Authority Revenue Bonds:
                 AAA      Aaa      8,545     (Rockford Memorial Hospital), Series B, 6.75% due
                                             8/15/2018 (b)                                                         9,171
                 AAA      Aaa      3,000     (Servantcor Project), Series A, 6.375% due 8/15/2021 (e)              3,109
                                          Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                          State Tax Revenue Bonds (McCormick Place Expansion Project),
                                          Series A (b):
                 AAA      Aaa      5,000     6.50% due 6/15/2003 (g)                                               5,490
                 AAA      Aaa        175     6.50% due 6/15/2027                                                     186
                 AAA      Aaa     37,050     Refunding, 5.25% due 6/15/2027                                       33,916
                 A1+      VMIG1++    600  Southwestern Illinois Development Authority, Solid Waste
                                          Disposal Revenue Bonds (Shell Oil Company--Wood River
                                          Project), VRDN, AMT, 4.50% due 4/01/2022 (a)                               600

Indiana--1.7%    AAA      Aaa      2,400  Indiana State Vocational Technical College Building Facilities
                                          Fee Refunding Bonds (Student Fee), Series D, 6.50% due
                                          7/01/2014 (b)                                                            2,570
                 AAA      Aaa     10,000  Indianapolis, Indiana, Economic Development Revenue Bonds
                                          (Archdiocese of Indianapolis Education Facilities Project),
                                          5.50% due 7/01/2026 (d)                                                  9,512
                 AAA      Aaa      5,000  Indianapolis, Indiana, Gas Utility Revenue Bonds, Series A,
                                          6.20% due 6/01/2023 (c)                                                  5,120
                 A+       NR*      3,000  Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                          Refunding, Series D, 6.75% due 2/01/2020                                 3,222
                 AAA      Aaa      2,000  Monroe County, Indiana, Hospital Authority, Hospital Revenue
                                          Bonds (Bloomington Hospital Project), 6.70% due 5/01/2012 (d)            2,141


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                  S&P     Moody's   Face                                                                         Value
State            Ratings  Ratings  Amount                          Issue                                       (Note 1a)
Iowa--0.2%       AAA      Aaa    $ 2,150  Iowa Finance Authority, S/F Mortgage, Refunding, Series F,
                                          6.35% due 7/01/2009 (b)                                             $    2,245

Kansas--1.9%     AAA      Aaa     20,250  Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                          Company Project), 7% due 6/01/2031 (d)                                  21,880
                 AAA      Aaa      5,000  Kansas State Turnpike Authority, Turnpike Revenue Refunding
                                          Bonds, 5.25% due 9/01/2017 (b)                                           4,731

Maryland--0.3%   NR*      Aa       1,985  Maryland State Community Development Administration,
                                          Department of Housing and Community Development, S/F
                                          Program, AMT, Second Series, 6.55% due 4/01/2026                         2,039
                 NR*      Aa       2,085  Maryland State Community Development Administration,
                                          M/F Housing Revenue Bonds (Department of Housing and
                                          Community Development), Series C, 6.65% due 5/15/2025                    2,162

Massachusetts                             Massachusetts State Health and Educational Facilities
--1.7%                                    Authority Revenue Bonds:
                 AAA      Aaa      5,000     (Massachusettes General Hospital), Series F, 6.25% due
                                             7/01/2020 (b)                                                         5,190
                 AAA      Aaa      7,130     (New England Medical Center Hospitals), Series F, 6.625%
                                             due 7/01/2025 (c)                                                     7,600
                 AAA      Aaa     10,000     (Northeastern University), Series E, 6.55% due
                                             10/01/2022 (d)                                                       10,752

Michigan--3.5%   AAA      Aaa      2,750  Caledonia, Michigan, Community Schools, Refunding, UT,
                                          6.625% due 5/01/2014 (b)                                                 2,966
                 AAA      Aaa     21,750  Michigan State Strategic Fund, Limited Obligation Revenue
                                          Refunding Bonds (Detroit Edison Company Pollution Project),
                                          6.875% due 12/01/2021 (c)                                               23,469
                                          Monroe County, Michigan, PCR (Detroit Edison Company
                                          Project), AMT (d):
                 AAA      Aaa      5,000     Series CC, 6.55% due 6/01/2024                                        5,236
                 AAA      Aaa      8,500     Series I-B, 6.55% due 9/01/2024                                       8,910
                 AAA      Aaa      6,300  Western Michigan University, General Revenue Bonds, 6.125%
                                          due 11/15/2022 (c)                                                       6,404

Minnesota--      A-       A        4,500  Minneapolis and Saint Paul, Minnesota, Housing and
0.9%                                      Redevelopment  Authority, Health Care Systems Revenue Bonds
                                          (Group Health Plan Inc. Project), 6.90% due 10/15/2022                   4,848
                                          Minnesota State, HFA, S/F Mortgage, AMT:
                 AA+      Aa2      3,685     Series H, 6.50% due 1/01/2026                                         3,758
                 AA+      Aa2      2,900     Series L, 6.70% due 7/01/2020                                         2,998

Mississippi--    AAA      Aaa      3,930  Mississippi Hospital Equipment and Facilities Authority,
0.3%                                      Revenue Refunding Bonds (Mississippi Baptist Medical
                                          Center), 6.50% due 5/01/2011 (d)                                         4,223

Missouri--0.8%   AAA      Aaa      7,000  Kansas City, Missouri, Airport Revenue Bonds, General
                                          Improvement, Series B, 6.875% due 9/01/2004 (e)(g)                       7,878
                 AAA      Aaa      2,775  Missouri State Health and Educational Facilities Authority,
                                          Health Facilities Revenue Refunding Bonds (SSM Health Care),
                                          Series AA, 6.25% due 6/01/2016 (d)                                       2,876

Nebraska--0.3%   AAA      Aaa      5,000  Nebraska Public Power District Revenue Bonds (Power Supply
                                          System), Series A, 5.25% due 1/01/2022 (d)                               4,653


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                  S&P     Moody's   Face                                                                         Value
State            Ratings  Ratings  Amount                          Issue                                       (Note 1a)
Nevada--7.5%     AAA      Aaa    $15,000  Clark County, Nevada, GO, School District, 6% due 6/15/2014 (c)     $   15,365
                 AAA      Aaa      4,570  Clark County, Nevada, Refunding (Las Vegas Convention and
                                          Visitors Authority), 5.50% due 7/01/2021 (d)                             4,387
                 AAA      Aaa     12,000  Clark County, Nevada, School District, Building and Renovation,
                                          Series B, 5.25% due 6/15/2016 (c)                                       11,282
                 AAA      Aaa      9,250  Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
                                          Power Company Project), 6.55% due 10/01/2013 (b)                         9,879
                 AAA      Aaa     33,755  Nevada State, GO, Nos. 49 and 50, 5.50% due 11/01/2025 (c)              32,261
                 AAA      Aaa      2,400  Reno, Nevada, Hospital Revenue Bonds (Saint Mary's Regional
                                          Medical Center), Series A, 6.70% due 7/01/2021 (d)                       2,564
                                          Washoe County, Nevada, Gas Facilities Revenue Bonds
                                          (Sierra Pacific Power Company), AMT:
                 AAA      Aaa     15,000     6.65% due 12/01/2017 (b)                                             15,870
                 AAA      Aaa      5,000     6.55% due 9/01/2020 (d)                                               5,224
                 AAA      Aaa      5,000  Washoe County, Nevada, Water Facilities Revenue Bonds
                                          (Sierra Pacific Power Company), AMT, 6.65% due 6/01/2017 (d)             5,310

New Hampshire--  AAA      Aaa      7,660  New Hampshire Higher Educational and Health Facilities
0.6%                                      Authority Revenue Bonds (Elliot Hospital of Manchester), 6.25%
                                          due 10/01/2021 (b)                                                       7,838

New Jersey--     SP1+     VMIG1++    100  Mercer County, New Jersey, Improvement Authority Revenue
0.7%                                      Bonds, VRDN, 4.55% due 11/01/1998 (a)                                      100
                 AAA      Aaa      9,195  New Jersey State Housing and Mortgage Finance Agency
                                          Revenue Bonds (Home Buyer), AMT, Series K, 6.375% due
                                          10/01/2026 (d)                                                           9,389
                 A1+      P1         400  Union County, New Jersey, Industrial Pollution Control
                                          Financing Authority, PCR, Refunding (Exxon Project), VRDN,
                                          4.20% due 10/01/2024 (a)                                                   400

New Mexico--     AAA      Aaa     10,000  Farmington, New Mexico, PCR, Refunding (Southern California
1.4%                                      Edison Company), Series A, 5.875% due 6/01/2023 (d)                     10,009
                 AAA      Aaa      5,750  Gallup, New Mexico, PCR, Refunding (Plains Electric
                                          Generation), 6.65% due 8/15/2017 (d)                                     6,185
                 NR*      A        2,635  New Mexico Educational Assistance Foundation, Student Loan
                                          Revenue Bonds, AMT, First Sub-Series A-2, 6.65% due 11/01/2025           2,650

New York--9.4%   AAA      Aaa      3,500  Metropolitan Transportation Authority, New York, Commuter
                                          Facilities Revenue Bonds, RITR, Series 9, 7.97% due
                                          7/01/2026 (j)                                                            3,675
                 BBB      Baa1    10,980  Metropolitan Transportation Authority, New York, Transit
                                          Facilities Service Contract, Refunding, Series 5, 7%
                                          due 7/01/2012                                                           11,794
                 AAA      Aaa      6,180  New York City, New York, Educational Construction Fund
                                          Revenue Bonds, Junior Sub-Series, 5.50% due 4/01/2026 (b)                5,938
                                          New York City, New York, GO, UT:
                 BBB+     Aaa      1,565     Series C, Sub-Series C-1, 7.50% due 8/01/2002 (g)                     1,777
                 BBB+     Baa1       530     Series C, Sub-Series C-1, 7.50% due 8/01/2019                           588
                 BBB+     Baa1     8,000     Series D, 7.50% due 2/01/2019                                         8,813
                 BBB+     Baa1    11,250     Series I, 6% due 4/15/2009                                           11,307
                                          New York City, New York, Municipal Water Finance Authority,
                                          Water and Sewer System Revenue Bonds (d):
                 AAA      Aaa     18,830     RITR, Series RI 97-6, 7.795% due 6/15/2026 (j)                       18,383
                 AAA      Aaa      6,500     Series B, 5.75% due 6/15/2026                                         6,436


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                  S&P     Moody's   Face                                                                         Value
State            Ratings  Ratings  Amount                          Issue                                       (Note 1a)
New York                                  New York State Dormitory Authority Revenue Bonds:
(concluded)      AAA      Aaa    $ 6,000     (Mental Health Services Facilities Improvement),
                                             Series B, 5.125% due 8/15/2021 (d)                               $    5,512
                 BBB+     Baa1    11,900     Refunding (Mental Health Services Facilities), Series B,
                                             5.625% due 2/15/2021                                                 11,194
                 BBB+     Baa1     7,595     Refunding (State University Educational Facilities),
                                             Series B, 7% due 5/15/2016                                            8,083
                 AAA      Aaa     35,000  New York State Energy Research and Development Authority,
                                          Gas Facilities Revenue Refunding Bonds (Brooklyn Union Gas
                                          Company), Series A, 5.50% due 1/01/2021 (d)                             33,741

North Carolina   NR*      VMIG1++  2,100  Person County, North Carolina, Industrial Facilities and
--0.2%                                    Pollution Control Financing Authority, Solid Waste Disposal
                                          Revenue Bonds (Carolina Power and Light Company), DATES, AMT,
                                          4.30% due 11/01/2016 (a)                                                 2,100

North Dakota--   AAA      Aaa      2,500  Grand Forks, North Dakota, Health Care Facilities Revenue Bonds
0.2%                                      (United Hospital Obligated Group), 6.25% due 12/01/2024 (d)              2,582

Ohio--0.4%       AAA      Aaa      2,500  North Canton, Ohio, School District Improvement, UT,
                                          6.70% due 12/01/2019 (b)                                                 2,738
                 AAA      Aaa      2,500  Ohio State Higher Educational Facilities Commission, Mortgage
                                          Revenue Bonds (University of Dayton Project), 6.60% due
                                          12/01/2017 (c)                                                           2,710

Oregon--0.6%     AAA      Aaa      5,000  Port of Portland, International Airport Revenue Bonds (Portland
                                          International Airport), AMT, Series 11, 5.625% due 7/01/2026 (c)         4,800
                 A1+      VMIG1++  3,000  Port Saint Helen's, Oregon, PCR (Portland General Electric
                                          Company Project), VRDN, Series B, 4.30% due 6/01/2010 (a)                3,000

Pennsylvania     AAA      Aaa      7,250  Allegheny County, Pennsylvania, Hospital Development Authority,
--2.1%                                    Revenue Refunding Bonds (University of Pittsburgh Health
                                          Center), Series A, 5.625% due 4/01/2027 (d)                              6,971
                 A1+      P1         400  Beaver County, Pennsylvania, IDA, PCR, Refunding (Duquesne
                                          Light Company--Manfield), VRDN, Series B, 4.60% due
                                          8/01/2009 (a)                                                              400
                 AAA      Aaa     16,000  Montgomery County, Pennsylvania, IDA, PCR, Refunding
                                          (Philadelphia Electric Company), Series B, 6.70% due
                                          12/01/2021 (d)                                                          17,206
                 AA       Aa       4,000  Pennsylvania, HFA, RIB, AMT, 8.009% due 4/01/2025 (j)                    3,955
                 A1+      VMIG1++    300  Philadelphia, Pennsylvania, Hospitals and Higher Education
                                          Facilities Authority, Hospital Revenue Bonds (Children's
                                          Hospital of Philadelphia Project), VRDN, Series A, 4.40%
                                          due 3/01/2027 (a)                                                          300

South Carolina   AAA      Aaa     10,000  Piedmont, South Carolina, Municipal Power Agency, Electric
--2.9%                                    Revenue Refunding Bonds, 6.30% due 1/01/2022 (d)                        10,399
                                          South Carolina State Public Service Authority Revenue Bonds:
                 AAA      Aaa      4,850     Refunding, Series B, 5.875% due 1/01/2023 (c)                         4,855
                 AAA      Aaa     11,900     (Santee Cooper), Series D, 6.50% due 7/01/2014 (b)                   12,786
                 AAA      Aaa      7,000  Spartanburg County, South Carolina, Hospital Facilities Revenue
                                          Refunding Bonds (Spartanburg General Hospital System),
                                          Series A, 6.625% due 4/15/2022 (e)                                       7,482
                 NR*      NR*      4,200  Spartanburg County, South Carolina, Solid Waste Disposal
                                          Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                          11/01/2024                                                               4,564

SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                  S&P     Moody's   Face                                                                         Value
State            Ratings  Ratings  Amount                          Issue                                       (Note 1a)
Tennessee--1.0%  AAA      Aaa    $ 3,820  Johnson City, Tennessee, Health and Educational Facilities
                                          Board, Hospital Revenue Refunding and Improvement Bonds
                                          (Johnson City Medical Center), 6.75% due 7/01/2016 (d)              $    4,095
                 AAA      Aaa      5,000  Metropolitan Government, Nashville and Davidson County,
                                          Tennessee, Water and Sewer Revenue Bonds, RIB, 8.429%
                                          due 1/01/2022 (b)(j)                                                     5,056
                 A+       A1       4,900  Tennessee, HDA, Mortgage Finance, AMT, Series A, 6.90% due
                                          7/01/2025                                                                5,105

Texas--4.5%      AAA      Aaa      3,200  Bexar, Texas, Metropolitan Water District, Waterworks System
                                          Revenue Refunding Bonds, 6.35% due 5/01/2025 (d)                         3,357
                                          Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                          Company Project), AMT:
                 AAA      Aaa     11,500     Refunding, 6.50% due 12/01/2027 (b)                                  11,980
                 AAA      Aaa      3,800     Series A, 6.75% due 4/01/2022 (b)                                     4,057
                 A1+      VMIG1++  3,700     VRDN, Series A, 4.50% due 4/01/2030 (a)                               3,700
                 AAA      Aaa      7,000  Brazos River Authority, Texas, Revenue Refunding Bonds
                                          (Houston Light and Power), Series A, 6.70% due 3/01/2017 (b)             7,534
                 A1+      VMIG1++  1,300  Gulf Coast Waste Disposal Authority, Texas, PCR (Amoco Oil
                                          Company Project), VRDN, AMT, 4.50% due 5/01/2023 (a)                     1,300
                 AAA      Aaa      2,150  Harris County, Texas, Health Facilities Development Corporation,
                                          Hospital Revenue Bonds, RITR, Series 12, 8.32% due
                                          10/01/2024 (d)(j)                                                        2,338
                 A1+      VMIG1++    100  Harris County, Texas, Health Facilities Development Corporation,
                                          Special Facilities Revenue Bonds (Texas Medical Center Project),
                                          VRDN, 4.25% due 2/15/2022 (a)(d)                                           100
                 AAA      Aaa      6,885  Houston, Texas, Airport System Revenue Bonds (Sub-Lien),
                                          AMT, Series A, 6.75% due 7/01/2021 (c)                                   7,332
                                          Houston, Texas, Water and Sewer Systems Revenue Bonds
                                          (Junior Lien), Series A (d):
                 AAA      Aaa      1,100     6.375% due 12/01/2002 (g)                                             1,199
                 AAA      Aaa      4,465     6.375% due 12/01/2022                                                 4,662
                 AAA      Aaa     11,795  Matagorda County, Texas, Navigation District No. 1, Revenue
                                          Refunding Bonds (Houston Light and Power Company), Series A,
                                          6.70% due 3/01/2027 (b)                                                 12,694
                 AAA      Aaa      1,500  Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                          Electric Company Project), 6.55% due 10/01/2022 (c)                      1,608

Utah--0.3%       AAA      Aaa      4,000  Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                          6.125% due 12/01/2022 (c)                                                4,017
                 NR*      P1         100  Salt Lake County, Utah, PCR, Refunding (Service Station
                                          Holdings Project), VRDN, 4.35% due 2/01/2008 (a)                           100

Virginia--2.3%   AAA      Aaa      6,075  Fredericksburg, Virginia, IDA, Hospital Facilities Revenue
                                          Refunding Bonds (Medicorp Health Systems Obligation), 5.25%
                                          due 6/15/2023 (b)                                                        5,628
                 AAA      Aaa      5,540  Loudon County, Virginia, COP, 6.90% due 3/01/2019 (e)                    6,086
                                          Virginia State, HDA, Commonwealth Mortgage:
                 AAA      Aaa      9,000     AMT, Series A, Sub-Series A-4, 6.45% due 7/01/2028 (d)                9,201
                 AA+      Aa1      6,000     AMT, Series B, Sub-Series B-1, 6.375% due 7/01/2026                   6,083
                 AA+      Aa1      3,500     Series J, Sub-Series J-2, 6.75% due 7/01/2017                         3,703


SCHEDULE OF INVESTMENTS (concluded)                                                                       (In Thousands)
                  S&P     Moody's   Face                                                                         Value
State            Ratings  Ratings  Amount                          Issue                                       (Note 1a)
Washington--6.6% AAA      Aaa    $ 9,495  Port Seattle, Washington, Revenue Bonds (Sub-Lien),
                                          Series C, 6.625% due 8/01/2017 (d)                                  $   10,204
                                          Seattle, Washington, Metropolitan Seattle Municipality
                                          Sewer Revenue Bonds:
                 AAA      Aaa      5,560     Series U, 6.60% due 1/01/2001 (c)(g)                                  6,004
                 AAA      Aaa      1,465     Series W, 6.25% due 1/01/2021 (d)                                     1,507
                 AAA      Aaa      1,750     Series W, 6.25% due 1/01/2022 (d)                                     1,800
                 AAA      Aaa      5,000  Snohomish County, Washington, Public Utility District No. 001,
                                          Electric Revenue Bonds (Generation System), AMT, Series B,
                                          5.80% due 1/01/2024 (d)                                                  4,900
                 AAA      Aaa      7,875  Spokane, Washington, Lease Revenue Refunding
                                          Financing Bonds (Multi-Purpose Arena Project), AMT,
                                          Series A, 6.60% due 1/01/2014 (b)                                        8,312
                 AAA      Aaa      6,000  Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
                                          12/01/2004 (b)(g)                                                        6,848
                 AAA      Aaa      8,705  Tacoma, Washington, Solid Waste Utilities, Revenue Refunding
                                          Bonds, Series B, 5.50% due 12/01/2019 (b)                                8,294
                 AAA      Aaa      2,000  University of Washington Alumni Association, Lease Revenue
                                          Bonds (University of Washington Medical Center--Roosevelt II),
                                          6.25% due 8/15/2012 (e)                                                  2,101
                 AAA      Aaa     14,860  Washington State, GO, Series C, 5% due 1/01/2022 (c)                    13,399
                                          Washington State Health Care Facilities Authority Revenue Bonds:
                 A+       A1       8,300     (Children's Hospital and Medical Center), 6% due 10/01/2022           8,109
                 AAA      Aaa      2,500     (Virginia Mason Obligation Group of Seattle), 6.30% due
                                             2/15/2017 (d)                                                         2,582
                 AAA      Aaa     15,175  Washington State Public Power Supply Systems, Revenue
                                          Refunding Bonds (Nuclear Project No. 1), Series A, 6.25%
                                          due 7/01/2017 (d)                                                       15,560

West Virginia    AAA      Aaa      4,425  Harrison County, West Virginia, Commission of Solid Waste
--0.4%                                    Disposal Revenue Bonds (Monongahela Power), AMT, Series C,
                                          6.75% due 8/01/2024 (b)                                                  4,792

Wisconsin--2.0%  AA       Aa       2,000  Wisconsin, Housing and EDA, Home Ownership Revenue
                                          Bonds, AMT, Series B, 6.75% due 9/01/2025                                2,063
                                          Wisconsin Public Power Incorporated, Power Supply System
                                          Revenue Bonds, Series A (d):
                 AAA      Aaa      5,000     6% due 7/01/2015                                                      5,139
                 AAA      Aaa     13,685     5.75% due 7/01/2023                                                  13,520
                                          Wisconsin State Health and Educational Facilities Authority,
                                          Revenue Refunding Bonds (Wheaton--Franciscan Services) (d):
                 AAA      Aaa      3,955     6.50% due 8/15/2011                                                   4,131
                 AAA      Aaa      2,000     6% due 8/15/2015                                                      2,020

Wyoming--0.2%    A-1      VMIG1++  3,300  Sweetwater County, Wyoming, PCR, Refunding (Idaho Power
                                          Company Project), VRDN, Series B, 4.40% due 7/15/2026 (a)                3,300

Total Investments (Cost--$1,270,291)--97.4%                                                                    1,324,610

Other Assets Less Liabilities--2.6%                                                                               35,994
                                                                                                              ----------
Net Assets--100.0%                                                                                            $1,360,604
                                                                                                              ==========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)FNMA Collateralized.
(g)Prerefunded.
(h)Escrowed to maturity.
(i)GNMA Collateralized.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997
Assets:             Investments, at value (identified cost--$1,270,291,250) (Note 1a)                     $1,324,610,237
                    Cash                                                                                           8,336
                    Receivables:
                      Interest                                                           $   23,810,139
                      Securities sold                                                        21,142,209       44,952,348
                                                                                         --------------
                    Deferred organization expenses (Note 1e)                                                       2,542
                    Prepaid expenses and other assets                                                            123,568
                                                                                                          --------------
                    Total assets                                                                           1,369,697,031
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                    6,787,857
                      Dividends to shareholders (Note 1f)                                     1,258,812
                      Investment adviser (Note 2)                                               554,285        8,600,954
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       491,989
                                                                                                          --------------
                    Total liabilities                                                                          9,092,943
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,360,604,088
                                                                                                          ==============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (17,600 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                             $  440,000,000
                      Common Stock, par value $.10 per share (61,351,136
                      shares issued and outstanding)                                     $    6,135,114
                    Paid-in capital in excess of par                                        858,323,144
                    Undistributed investment income--net                                     10,720,144
                    Accumulated realized capital losses on investments--net                  (7,979,744)
                    Accumulated distributions in excess of realized capital
                    gains--net (Note 1f)                                                       (913,557)
                    Unrealized appreciation on investments--net                              54,318,987
                                                                                         --------------
                    Total--Equivalent to $15.01 net asset value per share of
                    Common Stock (market price--$14.375)                                                     920,604,088
                                                                                                          --------------
                    Total capital                                                                         $1,360,604,088
                                                                                                          ==============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                 For the Six Months Ended April 30, 1997
Investment Income   Interest and amortization of premium and discount earned                              $   35,096,852
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                    $    2,978,370
                    Commission fees (Note 4)                                                    490,984
                    Transfer agent fees                                                          77,751
                    Accounting services (Note 2)                                                 49,879
                    Professional fees                                                            49,581
                    Printing and shareholder reports                                             37,603
                    Custodian fees                                                               36,511
                    Directors' fees and expenses                                                 36,176
                    Listing fees                                                                 18,771
                    Pricing fees                                                                 15,562
                    Amortization of organization expenses (Note 1e)                               1,219
                    Other                                                                        32,218
                                                                                         --------------
                    Total expenses                                                                             3,824,625
                                                                                                          --------------
                    Investment income--net                                                                    31,272,227
                                                                                                          --------------

Realized & Unreal-  Realized gain on investments--net                                                          2,906,742
ized Gain (Loss)on  Change in unrealized appreciation on investments--net                                    (20,819,570)
Investments--Net                                                                                          --------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                  $   13,359,399
                                                                                                          ==============


Statements of Changes in Net Assets
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       April 30, 1997    Oct. 31, 1996
Operations:         Investment income--net                                               $   31,272,227   $   53,184,275
                    Realized gain on investments--net                                         2,906,742        7,245,480
                    Change in unrealized appreciation on investments--net                   (20,819,570)        (391,582)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     13,359,399       60,038,173
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (23,611,052)     (41,238,191)
Shareholders          Preferred Stock                                                        (5,323,582)     (10,788,626)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (6,926,993)      (3,872,510)
                      Preferred Stock                                                        (1,762,542)      (1,178,380)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (37,624,169)     (57,077,707)
                                                                                         --------------   --------------

Capital Stock       Net proceeds from issuance of Common Stock resulting from
Transactions        reorganization                                                          243,396,336               --
(Note 4):           Proceeds from issuance of Preferred Stock resulting from
                    reorganization                                                          120,000,000               --
                                                                                         --------------   --------------
                    Net increase in net assets derived from capital stock
                    transactions                                                            363,396,336               --
                                                                                         --------------   --------------

Net Assets:         Total increase in net assets                                            339,131,566        2,960,466
                    Beginning of period                                                   1,021,472,522    1,018,512,056
                                                                                         --------------   --------------
                    End of period*                                                       $1,360,604,088   $1,021,472,522
                                                                                         ==============   ==============

                   *Undistributed investment income--net                                 $   10,720,144   $    8,382,551
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                       April 30,       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  15.52   $  15.46  $  13.85  $  16.76   $  14.27
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .56       1.18      1.20      1.20       1.21
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.30)       .15      1.66     (2.66)      2.59
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .26       1.33      2.86     (1.46)      3.80
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.46)      (.91)     (.92)     (.98)     (1.00)
                      Realized gain on investments--net                   (.15)      (.09)       --++    (.26)      (.10)
                      In excess of realized gain on investments
                      --net                                                 --         --      (.04)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.61)     (1.00)     (.96)    (1.24)     (1.10)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from the issuance of
                    Common Stock                                          (.01)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.11)      (.24)     (.28)     (.17)      (.19)
                        Realized gain on investments--net                 (.04)      (.03)       --++    (.04)      (.02)
                        In excess of realized gain on investments
                        --net                                               --         --      (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.15)      (.27)     (.29)     (.21)      (.21)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.01   $  15.52  $  15.46  $  13.85   $  16.76
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.375   $  14.00  $ 13.625  $ 11.625   $ 15.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      7.24%+++  10.30%    26.09%   (20.23%)    14.51%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.01%+++   7.76%    20.09%    (9.98%)    26.01%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .64%*      .64%      .65%      .66%       .65%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               5.24%*     5.22%     5.55%     5.35%      5.35%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $920,604   $701,473  $698,512  $625,630   $757,138
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $440,000   $320,000  $320,000  $320,000   $320,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  48.88%    100.49%    59.71%    45.71%     39.93%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,092   $  3,192  $  3,183  $  2,955   $  3,366
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    317   $    832  $  1,043  $  1,184   $  1,150
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    317   $    835  $  1,043  $  1,090   $  1,253
Outstanding:++++++                                                    ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    317   $    841  $  1,042  $  1,278   $  1,175
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    304   $    865  $    950  $  1,144   $  1,426
                                                                      ========   ========  ========  ========   ========
                    Series E--Investment income--net                  $    345   $    842  $    933  $  1,282   $  1,492
                                                                      ========   ========  ========  ========   ========
                    Series F--Investment income--net                  $    284         --        --        --         --
                                                                      ========   ========  ========  ========   ========
                    Series G--Investment income--net                  $    209         --        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Amount is less than $.01 per share.
                ++++The Fund's Preferred Stock was issued on May 22,1992 (Series A,
                    B, C, D and E) and January 27, 1997 (Series F and G).
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities and securities acquired through the reorganization, for the six months ended April 30, 1997 were $567,563,580 and $635,001,830, respectively.

Net realized and unrealized gains (losses) as of April 30, 1997 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments              $4,656,539    $54,318,987
Options purchased                  (1,749,797)            --
                                   ----------    -----------
Total                              $2,906,742    $54,318,987
                                   ==========    ===========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $54,318,987, of which $56,088,749 related to appreciated securities and $1,769,762 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $1,270,291,250.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding increased by 16,163,797 pursuant to a plan of reorganization. At April 30, 1997, shares issued and outstanding amounted to 61,351,136 and total paid-in capital amounted to $864,458,258.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were as follows: Series A, 3.65%; Series B, 3.73%; Series C, 3.70%; Series D, 3.55%; Series E, 4.125%; Series F, 3.71%; and Series G, 4.00%.

In addition, AMPS shares increased by 4,800 pursuant to a plan of reorganization. As a result, as of April 30, 1997, there were 17,600 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $192,898 as commissions.

5. Acquisition of MuniYield Insured Fund II, Inc.:
On January 27, 1997, MuniYield Insured Fund, Inc. acquired all of the net assets of MuniYield Insured Fund II, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 16,163,797 Common Stock shares and 4,800 AMPS shares of MuniYield Insured Fund, Inc. for 16,420,827 Common Stock shares and 4,800 AMPS shares outstanding of MuniYield Insured Fund II, Inc. MuniYield Insured Fund II, Inc.'s net assets on that date of $363,897,323, including $15,875,569 of unrealized appreciation and $2,185,654 of accumulated net realized capital losses, were combined with those of MuniYield Insured Fund, Inc. The aggregate net assets of MuniYield Insured Fund, Inc. immediately after the acquisition amounted to $1,365,945,620.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.077276 per share, payable on May 29, 1997, to shareholders of record as of May 19, 1997.